SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 29, 2001
                  (Date of Earliest Event Reported)


                    TUFF COAT MANUFACTURING, INC.


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        (Exact Name of Registrant as Specified in its Charter)

          Nevada                      0-31243                   91-2048016
(State or other jurisdiction      Commission file            (IRS Employer
 of corporation)                      Number                Identification No.)

                    OSAGE ACQUISITION CORPORATION
                        1800 North Hill Avenue
                        Willow Grove PA 19090
   ---------------------------------------------------------------
                   (Former name and former address)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          (a) On December 29, 2001, pursuant to an Agreement and Plan of Reorganization between Osage Acquisition Corporation ("Osage"), a Nevada corporation, TUFF Coat Manufacturing, L.L.C. ("TUFF Coat"), a Colorado Limited Liability Company, and the Members of TUFF Coat, Osage acquired all of the Membership Certificates of TUFF Coat from the Members thereof in an exchange for an aggregate of 7,500,000 shares of common stock of Osage (the "Acquisition").
By virtue of the Acquisition, TUFF Coat became a wholly-owned subsidiary of Osage.

          The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

          In connection with the Acquisition, Osage issued prior to the Acquisition at par value, 3,500,000 shares of its common stock for past services rendered, the prior Officer and Director of Osage resigned, new Officers and Directors of the Company were appointed and elected, and Osage changed its name to TUFF Coat Manufacturing, Inc. ("TUFF Coat Manufacturing, Inc." or "the Company" or the "Registrant").

          A copy of the Acquisition Agreement is filed as an exhibit to this Report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

          (b) The following table contains information regarding the shareholdings of the Company's current Directors and Executive Officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):

                          Number of Shares          Percent of
                          of Common Stock          Common Stock
          Name          Beneficially Owned (1)  Beneficially Owned(2)

Bill Duffle                  3,000,000                  27.2 %

Mehl Family Ltd.
 Partnership (3)             2,100,000                  19.2 %

PB Family LTD Partnership    2,100,000                  19.2 %

John Heskett                 1,730,000                  15.7 %

Peter Goss                     432,500                   3.9 %

Leonard Berwick                432,500                   3.9 %

Robert Hanamarian              432,500                   3.9 %

James Ditanna                  432,500                   3.9 %

Jana Campfield                 300,000                   2.7 %

Elizabeth Goss                  40,000                   0.4 %

All Executive Officers and Directors of the Company as a group (5 persons)

          (1)        Includes options and warrants which are
                     exercisable within 60 days of the date of this report.

          (2) Based upon 11,000,000 shares outstanding as of the date of this Report.

          (3) Bob Mehl, a Director of the Company is a member of the Mehl Family Ltd. Partnership, of which his wife, Nanett Mehl is the general partner of which he may be deemed the beneficial owner.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Osage and TUFF Coat.
In evaluating the Acquisition, Osage used criteria such as TUFF Coat's ability to compete in the market place, its current and anticipated business operations, its management experience and Business Plan. Osage had no assets or liabilities and in evaluating Osage, TUFF Coat placed a primary emphasis on Osage's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the facilitation of TUFF Coat becoming a reporting company under the 1934 Act.

          (b) The Company intends to actively develop the business strategies, operations and management teams of acquired or founded entities.

THE COMPANY

          TUFF Coat, L.L.C., the wholly-owned subsidiary of TUFF Coat Manufacturing, Inc., was established to develop, manufacture, and market Ultra TUFF, which is a water-based, cross-linked, UV resistant polyurethane coating which is textured with abrasion, chemical resistance, and non-slip properties. (All references to "the Company" include TUFF Coat Manufacturing, Inc., and its subsidiary, TUFF Coat, L.L.C.) The Company has developed and is currently manufacturing and distributing its Ultra TUFF products for all applications where non-slip properties of a particular surface or flooring are required. Ultra TUFF is, and can be, blended for multiple applications with the formulas being proprietary and confidential but to the key personnel of the Company.

          The Company is a new company which has developed sales, customers, and orders over a period of approximately two and one-half years. The Company's development and operations are subject to the risks and competition inherent in the establishment of a new business enterprise. Its market share in relation to other non-slip coatings is minimal.

          There can be no assurance that the Company will be able to implement its business plan successfully and make a profit selling its products. There can be no assurance the Company will be able to continue to manufacture the Ultra TUFF line of products, although it would be able to produce and sell its products economically or in sufficient quantities to enable the Company to continue as a going concern.

THE PRODUCT

          The Company's principal product is the Ultra TUFF and TUFF Coat Marine Non-Skid Coatings. Ultra TUFF and TUFF Coat Marine Non-Skid Coatings are water-based, single component products. Ultra TUFF is created through a process of cross-linking urethanes, acrylics, and copolymers, and utilizes recycled crumb rubber as an aggregate. The coatings are designed to provide a highly durable, impact resistant non-slip surface. Ultra TUFF in its standard form can be rolled or sprayed on, and is available in 17 standard colors.
 Color-matching is available in minimum batch sizes of 10 gallons. Ultra TUFF has no pot life and has a minimum shelf life of one year from manufacture. Ultra TUFF cures as a result of a cross-linking process and is touch dry in 30 minutes per coat (77 F and 50% humidity). Light traffic is possible after 10 to 12 hours, hard dryness in 24 hours, and a full chemical cure within 5-7 days.

          Ultra TUFF can also be manufactured into both a flexible and hard drying product to allow for different applications. Where the surface needs to be flexible, Ultra TUFF is available in Ultra TUFF flex. This product allows for movement and contortion of the surface for applications with marine fiberglass decking and other surfaces which may bend or bow with weight or pressure. The Ultra TUFF products are intended to eliminate the use of sand as the common aggregate utilized in non-slip coatings, as well as provide an environmentally friendly product which is water-based. The Company believes that the Ultra TUFF products are user-friendly and provide a reliable alternative to competitive products. By using the Ultra TUFF product, the customer can eliminate the use of expensive equipment or complex tools to apply the product. The product can be rolled, brushed or sprayed on with the equipment being cleaned with hot or cold water. The adhesion characteristics of the product is consistent with concrete, treated lumber, steel, asphalt, rubber, previously painted surfaces, wood, aluminum, fiberglass, plastic, galvanized metal.

          The Company believes that slip and fall accidents are the number one cause of injury in the United States. By using the a non-skid coating like Ultra TUFF, accidents may be avoided. The Company also believes that their product will meet the requirements set forth in the Americans with Disabilities Act regarding public floors and public buildings. Specifically, Section 1910.231 of the American with Disabilities Act provides that: "steps with non-skid surfaces shall be provided"; Section 1910.236 provides: "all walkways shall be maintained in a non-slip condition"; and Section 1910.261 provides: "all walkways shall have non-slip surfaces."

MANUFACTURING

          The Company intends to continue to use its Colorado manufacturing facilities in the manufacture of Ultra TUFF. The manufacture of Ultra TUFF at the Colorado facilities is accomplished by the blending of resins with over of 18 other chemicals, which are nonhazardous, in either of two 200-gallon polypropylene drums located at the facilities. These chemicals are blended together with a 25 hp Hawkmeyer Disperser as a concentrate, which is either placed in drums for later mixing or mixed at that time depending on existing orders and the size of those orders.

          If an existing order is being filled by the Company, colorants and additional additives are mixed at that time within the vats or other additional vats that are located at the premises. If the Company is merely storing the mix without the addition of colorants to fill an existing order, this concentrate is stored in drums and is considered 90% complete. As orders come in, the Company will then use this concentrate to add the colorants and remaining chemicals to prepare the finished product of Ultra TUFF, depending upon the application and specific order of the customer. The Company packages the product, depending upon the order, in either quart, 1-gallon, 5-gallon, or 55-gallon containers.

          The Company also supplies and provides two primers which are purchased from other companies and labeled under the TUFF Coat brand name. The Company currently has several sources for the purchase of the resins, aggregate and chemical components used in the manufacturing process. A continued supply of these raw products is critical to the success of the Company's business. Without these raw products, the Company will not be able to manufacture Ultra
TUFF. The inability to manufacture the Ultra TUFF in its various forms would have a material adverse effect on the Company's operations.

MARKETING

          The Company markets the product directly and through distributors. The Company currently has approximately 20 distributors throughout the United States for the retail sale of its product. The Company maintains a web site at www.ultratuff.net and attends various trade shows throughout the United States. The Company also draws upon existing customer relationships and referrals for development of new customers. The Company believes that the market for Ultra TUFF is sizeable as new customers learn more about the product and its ease of application.

          The Company also believes the need for quick implementation of a marketing strategy which will allow for greater exposure to potential customers will continue to positively effect the Company's operations. The Company anticipates its customers to be both large and small customers, including those in marine applications. The Company believes that more customers will be derived from those situations where a non-slip surface will increase productivity or safety for the customer.

CUSTOMERS

          The Company currently has a number of customers and sells approximately 10,000 gallons of Ultra TUFF on an annual basis. The Company anticipates that it will expand its customer base to include newer customers. However, there can be no assurance that the Company will attract new customers, or that existing customer relationships will continue.

WARRANTY AND SERVICE

          The Company currently provides a 1 year warranty on all of its products. The Company does, at the time of purchase, offer extended warranties based upon the intended application of the product by the customer. These are termed special warranties and can extend up to 5 years based upon the particular application and the request of the customer. The Company currently has a 10 year warranty for the product applied to the Atlantic City Surf Stadium in New Jersey.

COMPETITION

The Company faces both indirect and direct competition. The indirect competition presents itself in the form of other products incorporating sand-based aggregates. Direct competitors are manufacturers of non-slip coatings which utilize crumb rubber. Competitors include Duraback, which utilizes crumb rubber but also incorporates 30% xylene, which is toxic. The Duraback product sells for approximately $30-40 more per gallon than the Company's Ultra TUFF product. There is also a direct competitor and the Company believes that their products are designed for the heavier industrial uses and are more expensive than the TUFF Coat products.

REGULATION

          The Company's business is not subject to any special regulatory regime, other than general laws and regulations, such as employment and safety regulations that apply generally to manufacturers. Ultra TUFF has been approved and is compliant with USDA and FDA for food preparation and restaurant areas.

EMPLOYEES

          As of December 29, 2001, the Company had 3 full time employees

PATENTS, TRADEMARKS AND LICENSES

          The Company does not intend to apply to the United States Patent Office for patents at this time. The Company is concerned that without a more significant market share and capitalization the product would be replicated by a larger competitor within the paint industry by changing some of the product's components.

          The Company intends to arrange to license other necessary technologies if so required. There is no assurance that third party licensing will be successful and the failure to do so may have an adverse effect on the Company's business.

OFFICES

          The Company leases 5,000 square feet for its manufacturing, product development, and executive offices at 2065 E. Main Street, Suite C, Montrose, Colorado 81401. Its telephone number is (877) 252-9457 and its facsimile number is (970) 240-8963.
 The lease expires in May, 2002, with an option to extend annually. The lease rate, as of December 31, 2001, was $1,200.00 per month.

          The Company maintains an Internet Web site at www.ultratuff.net.

LEGAL PROCEEDINGS

          The Company is not involved in any lawsuits other than routine litigation incidental to ongoing business. The Company did settle a dispute with Slip-Proof Technologies regarding distribution rights under an Agreement dated the 3rd day of January, 2001, under an executed Release Agreement in exchange for shares in the amount of 250,000 shares of restricted common stock.

DESCRIPTION OF SECURITIES

          The Company's certificate of incorporation, by-laws and corporate governance are subject to the provisions of the Nevada general corporation law, as amended and interpreted from time to time.

COMMON STOCK

          The Company is authorized to issue 100,000,000 shares of common stock, $.001 per value per share, of which 11,000,000 shares were outstanding as of the date of this report.

          Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratable in dividends, if any, as my be declared from time to time by the Board of Directors in its discretion from funds legally available thereof. In the event of liquidation, dissolution of winding up of the Company, the holders of common stock remaining after payment in full of all liabilities.

          Holders of common stock have no preemptive rights to purchase the Company's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the Common Stock.

MARKET FOR THE COMPANY'S SECURITIES

          There is currently no trading market for the Company's securities. The Company intends to file a registration statement on Form SB-2, or such other from as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

          After effectiveness of its registration statement, the Company intends to apply for quotation of its securities on the NASD OTC Bulletin Board. If the Company;'s securities are not quoted on the NASD OTC Bulletin Board, a security holder my find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities. The over-the-counter market ("OTC") differs from national and regional stock exchanges in that it (1) is not cited in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the " specialist" common to stock exchanges.

          The market for OTC common stock is often characterized by low volume and broad price and volume volatility. The Company cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of the Company's common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new product enhancements by the Company or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analyst, and other events or factors.

          In order to qualify for quotation on the NASD OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor such a Company listing. If it meets the qualifications for trading securities on the NASD OTC Bulletin Board the Company's securities will trade on the NASD OTC Bulletin Board until such future time, if at all, that it applies and Nasdaq SmallCap Market. The Company may never qualify for trading on the NASD OTC Bulletin Board or listing on the NASD SmallCap Market.

          When qualified, if ever (of which there can be no assurance), the Company intends to apply for quotation of its securities on the Nasdaq SmallCap Market.

          In order to qualify for admission for listing on the Nasdaq SmallCap Market, and equity security must, in relevant summary, (1) be registered under the Securities Exchange Act of 1934; (2) have at least three registered and active market makers, on of which may be a market maker entering a stabilizing bid; (3) for initial inclusion, be issued by a company with 4,000,000 in net tangible assets, or $50,000,000 in market capitalization, or $750,000, in net income in two of the last three years (if operating history is less than one year then market capitalization, must be at least $50,000,000); (4) have a public float of at least 1,000,000 shares with a value of at least $5,000,000; (5) have a minimum bid price of $5.00 per share; and (6) have at least 300 beneficial shareholders.

MANAGEMENT

          The following table sets forth certain information regarding the members of executive officers:

Name                           Age                       Position

Bill Duffle                    42             Chairman, President,Chief
							    Executive Officer, Director

Bob Mehl                       70             Vice President, Director

Jim Ditanna                    51             Secretary/Treasurer,
                                              Director, Chief
                                              Financial Officer

Pete Goss                      64             Director

Lyn Berwick                    64             Director

          All officers and directors of time of the Acquisition on December 29, 2001. All directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and executive officer of the Company.

          BILL DUFFLE serves as Chairman, President, Chief Executive Officer and Director. He is a graduate of Romona High School in Riverside, California. Mr. Duffle attended Riverside City College for two years where he studied Business Management. Mr. Duffle worked for a concrete and coatings company from 1976 to 1988. He then started Tyler Concrete and Coatings. Mr. Duffle sold his business in 1993 and moved to Colorado. He is presently the Operating Manager of TUFF Coat, L.L.C.

          ROBERT L. MEHL serves as Vice President and Director. Mr. Mehl has been in the natural resources business for over 45 years and has been an officer and board member of several public and private companies. Mr. Mehl holds BA & MS degrees in geology from the University of Kansas, as well as post-graduate studies in business and law. Mr. Mehl held various management positions with Standard Oil Company of California that extended through North America, Europe and Africa; and, Inexco Oil Co., Inc., including the position of Vice President. Mr. Mehl was a founder and President of Energetics, Inc., an oil and gas exploration and development company, and President of Resources International, a mining company.

          JAMES A. DITANNA serves a Director, Secretary/Treasurer and Chief Financial Officer. Mr. Ditanna graduated from the
University of Pennsylvania with Dual Masters Degrees (MBA/MGA) Magna Cum Laude. Mr. Ditanna is also affiliated with the American
Financial International Group, which has offices through the United States and in London, England.

          PETER R. GOSS serves as Director. Mr. Goss is Executive Vice President of First City Bankers. In this capacity, he provides merger and acquisition services and recommend strategies and implementation for financial restructuring. First City is responsible for the merger and acquisition of area companies and is involved in the financing of numerous home mortgages and various commercial ventures. Mr. Goss received a B.S. in Business Administration from Temple University in 1959, and an M.B.A. in Industrial Relations from Temple University (Graduate School) in 1967.

          LEONARD J. BERWICK serves as Director. Mr. Berwick is Chairman and CEO of First City Bankers. He is listed in the World Book of Industry and Banking and was a consultant to a book on banking which is for sale in bookstores in America (Regulation Deregulation Regulation). First City is responsible for the merger and acquisition of area companies and is involved in the financing of numerous home mortgages and various commercial ventures.

          The Company has no audit, compensation or executive committees.

EXECUTIVE COMPENSATION

          No officer or employee of the Company earned in excess of $100,000 in the year ended December 31, 2001.

RISK FACTORS

THE COMPANY IS CURRENTLY OPERATING WITHOUT SUFFICIENT CAPITALIZATION

          The Company currently operates without sufficient capitalization to expand new markets and obtain large numbers of additional customers. If the Company continues to operate without sufficient capitalization, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will not be able to expand the business to obtain a significant market share to maintain profitability. The Company's operations are subject to the risks and competition inherent in the establishment of new business enterprise. There can be no assurance that future operations will be profitable. The Company may not achieve its business objectives and the failure to achieve such goals would have an adverse impact on it.

THE COMPANY MAY NEED TO RAISE ADDITIONAL FUNDS IN THE FUTURE FOR ITS OPERATIONS AND IF IT IS UNABLE TO SECURE SUCH FINANCING THE COMPANY MAY NOT BE ABLE TO SUPPORT ITS OPERATIONS.

          Future events, including the problems, delays, expenses and difficulties frequently encountered by new companies, my lead to cost increases that could make the Company's funds insufficient to support its capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or established a limit as to the amount of debt ratio of its equity to allowance. If the Company needs to obtain additional financing, such financing may not be available from any source, not available on terms acceptable to the Company. Any future offering of securities may not be successful. If additional funds are raised through the issuance of equity securities, there may be a significant dilution in the value of the Company's outstanding common stock. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

LIMITED OPERATING HISTORY ON WHICH TO MAKE AN INVESTMENT DECISION

          The Company has a limited operating history upon which an investor may evaluate making an investment in the Company. Accordingly, in reviewing the actual operating results of the Company, an investor will only be able to examine the start-up operations of the Company's wholly-owned subsidiary in making an investment decision.

THERE IS NO CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES

          There is currently no established public trading market for the Company's securities. The Company can give no assurance that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. The Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the Nasdaq SmallCap Market. If for any reason the Company's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities.

DEPENDENCE ON KEY PERSONNEL

          The Company's success in achieving its growth objectives is dependant to a substantial extent upon the continuing efforts and abilities of certain key management personnel, including the efforts of Bill Duffle, Bob Mehl, and other management members. The Company does not have employment agreements with any of its executive officers. The loss of services of any of the executive officers may have a material adverse effect on the results of operations and liquidity. The Company can give no assurance that it will be able to maintain and achieve its growth objectives should the Company lose any or all of these individuals' services.

FAILURE TO ATTRACT OR RETAIN QUALIFIED PERSONNEL

          A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, sales personnel, business administrators and corporate management. There is no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

THE COMPANY IS DEPENDENT ON ITS SUPPLIERS

          The Company is dependent on a steady supply of chemical and material components, solutions and materials. There are only a limited number of quality suppliers who will timely meet the Company's requirements. Furthermore, there can be no assurance that the Company's suppliers will remain in business of manufacturing these products, or maintain their relationship with the Company.

THE COMPANY'S PRODUCT MAY BECOME OBSOLETE

          The Company is in the business of manufacturing and product development of its Ultra TUFF Non-Skid Coating as one core business. New technology and products could be developed or a more preferable method of manufacturing could be developed, which could lead to an erosion in the Company's market for its products.

ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS

          A weak economic environment could adversely affect the Company sales efforts. Many factors beyond the Company's control may decrease overall demand for the Company's products including, among other things, decrease in the entry costs by other similarly situated companies, increase in the overall unemployment rate, additional government regulation or a downturn in engineering projects by civilian, governmental or military entities. There can be no assurance that the general market demand for the Company's products or services will remain the same or will not decrease in the future.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE

          The Company is authorized to issue 100,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on a trading market for the Company's common stock.

ADDITIONAL SHARES ENTERING THE MARKET, IF ONE SHOULD DEVELOP,
PURSUANT TO RULE 144 WITHOUT ADDITIONAL CAPITAL CONTRIBUTION

          The outstanding restricted shares of the Company will become eligible fore sale in the public market pursuant to Rule 144 without additional capital contribution to the Company. The addition of such shares to the shares already available to the public market, it any, may reduce the then current market price of the Company's shares without any increase to the Company's capital which may result in a dilution in the value of the outstanding shares.

THE APPLICATION OF THE "PENNY STOCK REGULATION" COULD ADVERSELY
AFFECT THE MARKET PRICE OF THE COMPANY'S COMMON STOCK

          Upon commencement of trading in the Company's common stock, if such occurs (of which there can be no assurance ) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirement on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transactions prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks.

          Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities and may have the effect of reducing the level of trading activity of the Company's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's common stock will reach or maintain such a level.

THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

          Although the Company is required to file audited financial statements no later than 60 days from the due date of this report, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

THE COMPANY MAY NOT BE ABLE TO PROTECT ITS CONFIDENTIAL
MANUFACTURING PROCESS OR PERFECT ITS PATENTS, TRADE OR SERVICE MARKS

          The Company cannot be certain that it will be able to prevent the misappropriation of any confidential process of manufacturing patents, trade or service marks it may possess. The Company does not intend to apply to the United States Patent Office for patents at this time due to the risk that its product will be replicated. If the Company does attempt to apply to the Unites States Patent Office, there can be no assurance that these patents will be granted, or that failure to be granted these patents will not have a material adverse effect on the Company's business. Currently, there are only three individuals that know the specific formulas used in the manufacturing process with the formulas being on file in the Company's vault under strict security.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANTS'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

          Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS.

          The sole officer and director of Osage Acquisition
Corporation resigned effective upon completion of the Acquisition.

ITEM      7.         FINANCIAL STATEMENTS

SUMMARY OF UNAUDITED FINANCIAL INFORMATION

          TUFF Coat, L.L.C., the operating subsidiary of the Company, had no unaudited net profit or losses for the year ended December, 2001. If losses occur, the Company may need to raise the additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations. The figures given in this paragraph have not been audited.

ITEM 8.   CHANGE IN FISCAL YEAR

          Not applicable.

EXHIBITS

          Agreement and Plan of Reorganization


                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TUFF COAT MANUFACTURING, INC.


                                 By:      /s/ Bill Duffle
                                          Bill Duffle, President

Date:     1-14-02

                 AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION among OSAGE ACQUISITION
CORPORATION, a Nevada corporation ("Osage"), TUFF COAT
MANUFACTURING, LLC, a Colorado Limited Liability Company ("Tuff
Coat") and the persons listed in Exhibit A hereof (collectively the "Members"), being the owners of record of all the issued and outstanding Membership Certificates of Tuff Coat.

Whereas, Osage wishes to acquire and Members wish to transfer all of the issued and outstanding securities of Tuff Coat in a transaction intended to qualify as a reorganization within the meaning of Section368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Exchange").

Now, therefore, Osage, Tuff Coat, and the Members adopt this plan of reorganization and agree as follows:

1.        EXCHANGE OF STOCK

          1.1. NUMBER OF SHARES. The Members agree to transfer to Osage at the Closing (defined below) the number of shares of common stock of Tuff Coat, $0.10 par value per share, shown opposite their names in Exhibit A, in exchange for an aggregate of 7,500,000 shares of voting common stock of Osage, $0.0001 par value per share.

          1.2. EXCHANGE OF CERTIFICATES. Each holder of an outstanding certificate or certificates theretofore representing ownership of Tuff Coat shall surrender such certificate(s) for cancellation to Osage, and shall receive in exchange a certificate or certificates representing the number of full shares of Osage common stock into which the Membership Certificates of Tuff Coat so surrendered shall have been converted. The transfer of Tuff Coat Membership Certificates by the Members shall be effected by the delivery to Osage at the closing of the certificates representing the transferred certificates endorsed in blank or accompanied by lawful powers of transfer executed in blank.

          1.3. FRACTIONAL SHARES. Fractional shares of Osage common stock shall not be issued, but in lieu thereof
          Osage shall round up fractional shares to the next highest whole number.

          1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Members shall execute such additional instruments and take such other action as Osage may request in order more effectively to sell, transfer, and assign the transferred certificates to Osage and to confirm Osage's title thereto.

2.        CLOSING

          2.1. MANNER. The Closing contemplated herein shall be held at the offices of Heskett & Heskett, of 501 South Johnstone, Suite 501, Bartlesville, Oklahoma, provided for herein without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed Agreement and Plan of Reorganization Page number executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

          2.2. EXECUTION OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

3.        UNEXCHANGED CERTIFICATES.   Until surrendered, each
outstanding certificate that prior to the Closing represented Tuff Coat membership shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of Osage common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of Tuff Coat membership until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

4.        REPRESENTATIONS AND WARRANTIES OF OSAGE

          Osage represents and warrants as follows:

          4.1. CORPORATE ORGANIZATION AND GOOD STANDING. Osage is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

          4.2. REPORTING COMPANY STATUS. Osage has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section12(g) thereunder.

          4.3. CAPITALIZATION. Osage's authorized capital stock consists of 100,000,000 shares of common stock, $.0001 par value, of which 3,500,000 shares are issued and outstanding.

          4.4. ISSUED STOCK. All the outstanding shares of its common stock are duly authorized and validly issued, fully paid and non-assessable.

          4.5. STOCK RIGHTS. Except as may be set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Osage common or preferred stock issued or committed to be issued.

          4.6. CORPORATE AUTHORITY. Osage has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

          4.7. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Osage's board of directors.

          4.8. SUBSIDIARIES. Except as may be set out by attached schedule, Osage has no subsidiaries.

          4.9. FINANCIAL STATEMENTS. Osage's financial statements dated September 1, 2001, copies of which will have been delivered by Osage to Tuff Coat prior to the Closing (the "Osage Financial Statements"), fairly present the financial condition of Osage as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

          4.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Osage Financial Statements, Osage did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

          4.11. NO MATERIAL CHANGES. Except as may be set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Osage since the date of the Osage Financial Statements.

          4.12. LITIGATION. Except as may be set out by attached schedule, there is not, to the knowledge of Osage, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Osage or against any of its officers.

          4.13.      CONTRACTS.  Except as may be set out by
          attached schedule, Osage is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

          4.14. TITLE. Except as may be set out by attached schedule, Osage has good and marketable title to all the real property and good and valid title to all other property included in the Osage Financial Statements. Except as set out in the balance sheet thereof, the properties of Osage are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Osage.

          4.15. NO VIOLATION. Consummation of the Exchange will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Osage is subject or by which Osage is bound.

5.        REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

          The Members, individually and separately, represents and warrants as follows:

          5.1. TITLE TO CERTIFICATES. The Members is the owner, free and clear of any liens and encumbrances, of the number of Membership Certificates which are listed in the attached Exhibit A and which they have contracted to exchange.

          5.2. MEMBERSHIP RIGHTS. No Member owns or claims any options, rights, warrants or other rights to purchase or obtain additional Membership Certificates.

          5.3. MEMBERSHIP CERTIFICATES. Each Member shall transfer herewith all Membership Certificates of Tuff Coat owned legally or beneficially by such Member.

          5.4.       LITIGATION. There is no litigation or
          proceeding pending, or to each Member's knowledge threatened, against or relating to Membership Certificates of Tuff Coat held by the Members.

6.        REPRESENTATIONS AND WARRANTIES OF TUFF COAT

          Tuff Coat represents and warrants as follows:

          6.1. CORPORATE ORGANIZATION AND GOOD STANDING. Tuff Coat is a Limited Liability Company duly organized, validly existing, and in good standing under the laws of the State of Colorado and is qualified to do business in any state in which its property or business requires such qualification.

          6.2.       CAPITALIZATION.  Tuff Coat's Membership
          consists of Membership Certificates, of which 100% of the ownership interest is outstanding.

          6.3.       ISSUED MEMBERSHIP.  All the outstanding
          Membership Certificates are duly authorized and validly issued, fully paid and non-assessable.

          6.4. MEMBERSHIP RIGHTS. Except as may be set out by attached schedule, there are no Membership grants, options, rights, warrants or other rights to purchase or obtain Tuff Coat common or preferred stock issued or committed to be issued.

          6.5. AUTHORITY. Tuff Coat has all requisite power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

          6.6. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Operating Manager and Members.

          6.7. SUBSIDIARIES. Except as may be set out by attached schedule, Tuff Coat has no subsidiaries.

          6.8. FINANCIAL STATEMENTS. Tuff Coat's unaudited financial statements, copies of which will have been delivered by Tuff Coat to Osage prior to the Exchange Date (the "Tuff Coat Financial Statements"), fairly present the financial condition of Tuff Coat as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

          6.9 SLIP-PROOF TECHNOLOGIES, INC. Under a Release and Workout Agreement dated the 15th day of October, 2001, Tuff Coat settled a dispute and canceled the exclusive distributorship agreement with Slip-Proof Technologies, Inc. ("Slip-Proof") in exchange for 250,000 shares of Osage in the event that this transaction is completed with Osage. Osage acknowledges full disclosure and agrees to the terms of issuance of these shares under all the provisions set forth in the Release and Workout Agreement.

          6.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Tuff Coat Financial Statements, Tuff Coat did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

          6.11. NO MATERIAL CHANGES. Except as may be set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Tuff Coat since the date of the Tuff Coat Financial Statements.

          6.12. LITIGATION. Except as may be set out by attached schedule, there is not, to the knowledge of Tuff Coat, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Tuff Coat or against any of its officers.

          6.13. CONTRACTS. Except as may be set out by attached schedule, Tuff Coat is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

          6.14. TITLE. Except as may be set out by attached schedule, Tuff Coat has good and marketable title to all the property included in the Tuff Coat Financial Statements. Except as set out in the balance sheet thereof, the properties of Tuff Coat are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Tuff Coat.

          6.15. TAX RETURNS. Except as may be set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Tuff Coat for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Tuff Coat Financial Statements are adequate to cover any such taxes that may be assessed against Tuff Coat in respect of its business and its operations during the periods covered by the Tuff Coat Financial Statements and all prior periods.

          6.16. NO VIOLATION. Consummation of the Exchange will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Tuff Coat is subject or by which Tuff Coat is bound.

7.        CONDUCT PENDING THE CLOSING

          Osage, Tuff Coat and the Members covenant that between the date of this agreement and the Closing as to each of them:

          7.1.       No change will be made in the charter
          documents, operating agreement, by-laws, or other corporate documents of Osage or Tuff Coat.

          7.2. Tuff Coat and Osage will use their best efforts to maintain and preserve their business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

          7.3. None of the Members will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the Tuff Coat Membership Certificates owned by them.

8.        CONDITIONS PRECEDENT TO OBLIGATION OF TUFF COAT AND THE
          SHAREHOLDERS

          Tuff Coat's and the Members' obligation to consummate the Exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing:

          8.1. OSAGE'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Osage set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.


          8.2. OSAGE'S COVENANTS. Osage shall have performed all covenants required by this agreement to be performed by it on or before the Closing.

          8.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the board of directors of Osage.

          8.4. SUPPORTING DOCUMENTS OF OSAGE. Osage shall have delivered to Tuff Coat and the Members supporting documents in form and substance reasonably satisfactory to Tuff Coat and the Members, to the effect that:

                     (a)        Osage is a corporation duly
                     organized, validly existing, and in good standing;

                     (b)        Osage's authorized capital stock is
                     as set forth herein;

                     (c) Certified copies of the resolutions of the board of directors of Osage authorizing the execution of this agreement and the consummation hereof;

                     (d)        Secretary's certificate of
                     incumbency of the officers and directors of Osage;

                     (e)        Osage's Financial Statements and
                     unaudited financial statement from the date of Osage's Financial Statements to close of most recent fiscal quarter; and

                     (f)        Any document as may be specified
                     herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

9.        CONDITIONS PRECEDENT TO OBLIGATION OF OSAGE

          Osage's obligation to consummate the Exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing:

          9.1. TUFF COAT'S AND THE MEMBERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of Tuff Coat and the Members set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

          9.2. TUFF COAT'S AND THE MEMBERS' COVENANTS. Tuff Coat and the Members shall have performed all covenants required by this agreement to be performed by them on or before the Closing.

          9.3. OPERATING MANAGER APPROVAL. This Agreement shall have been approved by the Operating Manager of Tuff Coat.

          9.4. MEMBER EXECUTION. This Agreement shall have been executed by all the Members.

          9.5. SUPPORTING DOCUMENTS OF TUFF COAT. Tuff Coat shall have delivered to Osage supporting documents in form and substance reasonably satisfactory to Osage to the effect that:

                     (a)        Tuff Coat is a Limited Liability
                     Company duly organized, validly existing, and in good standing;

                     (b)        Tuff Coat's Membership is as set
                     forth herein;

                     (c) Certified copies of the actions of the Operating Manager of Tuff Coat authorizing the execution of this agreement and the consummation hereof;

                     (d)        Secretary's certificate of
                     incumbency of the officers and directors of Tuff Coat;

                     (e) Tuff Coat's Financial Statements and unaudited financial statements for the period from the date of the Tuff Coat's Financial Statements to the close of the most recent fiscal quarter; and

                     (f)        The Members shall deliver an
                     "Investment Letter" signed by each of the Members in substantially the form attached hereto as Exhibit "B".

                     (g)        Any document as may be specified
                     herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10. MEMBERS' REPRESENTATIVE. The Members hereby irrevocably designate and appoint Bill Duffle as their agent and attorney in fact ("Members' Representative") with full power and authority until the Closing to execute, deliver, and receive on their behalf all notices, requests, and other communications hereunder; to fix and alter on their behalf the date, time, and place of the Closing; to waive, amend, or modify any provisions of this agreement, and to take such other action on their behalf in connection with this agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate.

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Tuff Coat, the Members and Osage set out herein shall survive the Closing.

12.       ARBITRATION

          12.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Nevada.

          12.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Nevada. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

          12.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

          12.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

          12.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

          12.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

          12.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

          12.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

          12.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

          12.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

13.       GENERAL PROVISIONS.

          13.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

          13.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          13.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

          13.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

          If to Osage, to:

                     Osage Acquisition Corporation
                     963 Valley View Drive
                     Meadowbrook, Pennsylvania 19046-1317

          If to Tuff Coat, to:

                     TUFF Coat Manufacturing, LLC
                     2065 E. Main Street, Suite C
                     Montrose, Colorado 81401

          If to the Members, to:

                     Bill Duffle
                     2065 E. Main Street, Suite C
                     Montrose, Colorado 81401

          13.5       GOVERNING LAW.  This agreement shall be
          governed by and construed and enforced in accordance with the laws of the State of Nevada.

          13.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by any party of its rights under this agreement without the written consent of each other party shall be void.

          13.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

          13.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

          13.9. EFFECTIVE DATE. The effective date of this agreement shall be December 29, 2001.


SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION AMONG OSAGE, TUFF COAT AND THE MEMBERS OF TUFF COAT


IN WITNESS WHEREOF, the parties have executed this agreement.


OSAGE ACQUISITION CORPORATION


By     /s/   Peter R. Goss
       Peter R. Goss, CEO and President


TUFF COAT MANUFACTURING, LLC


By     /s/   Bill Duffle
       Bill Duffle, Manager


MEMBERS


By     /s/   Bill Duffle
       Bill Duffle, Member
       19633 65.76 Road
       Montrose, Colorado 81402


By:    /s/   W. Scott Beng
       PB Family LTD Partnership
       1048 Crawford Avenue
       Steamboat Springs, Colorado 80477


By:    /s/   Joanna Campfield
       Joanna Campfield
       2024 West Liberty Coast
       Grand Junction, Colorado 81503


By:    /s/   Bob Mehl
       Bob Mehl
       554 North Balger Trail
       Ridgway, Colorado 81432


By:    /s/   Nanette E. Mehl, General Partner
       Mehl Family Ltd. Partnership
       554 North Balger Trail
       Ridgway, Colorado 81432

                             EXHIBIT "A"
                                                           Osage
                                     Tuff Coat         Shares Issued
          Name                       Ownership           at Closing

Bill Duffle                             40%               3,000,000

Mehl Family Ltd. Partnership            28%               2,100,000

PB Family LTD Partnership               28%               2,100,000

Joanna Campfield                         4%                 300,000


                             EXHIBIT "B"

                          INVESTMENT LETTER


To:       The Board of Directors of Osage Acquisition Corporation

In connection with our exchange and receipt of _______________ shares of Osage restricted common stock, we represent to you that we are acquiring such shares for investment for our own account and not with a view to resell or otherwise transfer such shares and that we do not intend to resell or otherwise dispose of all or any part of such shares unless and until we determine at some future date that changed circumstances, not now being contemplated, make such disposition advisable. In such event, we will subsequently register our securities under the Securities Act of 1933 unless an exemption from such registration is available. Before resales are made, an opinion of counsel satisfactory to the corporation, or a no-action letter, will be furnished stating that the sale may be made without violating the Securities Act.

We confirm our understanding and agreement that Osage, is transferring its capital stock to us under the Securities Act of 1933 in reliance on the foregoing representation and agreement.

Dated:    _________________________


By:       ___________________________________
          Shareholder